Exhibit 99.2


                                 SIGNATURES
                                 ----------

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: February 12, 2007




THE GOLDMAN SACHS GROUP, INC.

By:  /s/ Yvette Kosic
   ------------------------------
Name:   Yvette Kosic
Title:  Attorney-in-fact


GOLDMAN, SACHS & CO.

By:  /s/ Yvette Kosic
   ------------------------------
Name:   Yvette Kosic
Title:  Attorney-in-fact


GSCP V ADVISORS, L.L.C.

By:  /s/ Yvette Kosic
   ------------------------------
Name:   Yvette Kosic
Title:  Attorney-in-fact


GSCP V OFFSHORE ADVISORS, L.L.C.

By:  /s/ Yvette Kosic
   ------------------------------
Name:   Yvette Kosic
Title:  Attorney-in-fact


GS ADVISORS V, L.L.C.

By:  /s/ Yvette Kosic
   ------------------------------
Name:   Yvette Kosic
Title:  Attorney-in-fact


GOLDMAN, SACHS MANAGEMENT GP GMBH

By:  /s/ Yvette Kosic
   ------------------------------
Name:   Yvette Kosic
Title:  Attorney-in-fact


GS CAPITAL PARTNERS V FUND, L.P.

By:  /s/ Yvette Kosic
   ------------------------------
Name:   Yvette Kosic
Title:  Attorney-in-fact


GS CAPITAL PARTNERS V OFFSHORE FUND, L.P.

By:  /s/ Yvette Kosic
   ------------------------------
Name:   Yvette Kosic
Title:  Attorney-in-fact


GS CAPITAL PARTNERS V GMBH & CO. KG

By:  /s/ Yvette Kosic
   ------------------------------
Name:   Yvette Kosic
Title:  Attorney-in-fact